Exhibit 10.2

Date: January 18, 2016

InfraStrata plc Tudor Hall Energy Limited Ermine Resources Limited Baron Oil Plc Southwestern Resources Ltd Petro River UK Limited Terrain Energy Limited Brigantes Energy Limited Fieldfisher LLP

Escrow Agreement

THIS DEED is dated the                                                      day of                                           2016 between:

1.
INFRASTRATA PLC  a company registered in England and Wales (company number 06409712) whose registered office is at Blackstable House, Longridge, Sheepscombe, Stroud, Gloucestershire, GL6 7QX (“InfraStrata”);

2.	TUDOR HALL ENERGY LIMITED a company registered in England and Wales (company number 7071931) whose registered office is at Tudor Hall, Llwyndafydd, Llandysul, Ceredigion, Wales, SA44 6BZ (“THE”);

3.	ERMINE RESOURCES LIMITED a company registered in England and Wales (company number 9655155) whose registered office is No3 Hadlow Castle, Hadlow, Kent, TN11 0EG (“Ermine”);

4.	BARON OIL PLC a company registered in England and Wales (company number 05098776) and whose registered office is at Finsgate, 5-7 Cranwood Street, London, EC1V 9EE (“Baron”);

5.	SOUTHWESTERN RESOURCES LTD a company registered in England and Wales (company number 9245321) and whose registered office is at 1-7 Park Road, Caterham Surrey CR3 5TB (“SWR”);

6.	PETRO RIVER UK LIMITED a company registered in England and Wales (company number 9939973) and whose registered office is at 1-7 Park Road, Caterham, Surrey CR3 5TB (“Petro”);

7.	TERRAIN ENERGY LIMITED a company registered in England and Wales (company number 07004014) whose registered office is at 104 Park Street, London, W1K 6NF (“Terrain”);

8.	BRIGANTES ENERGY LIMITED a company registered in England and Wales (company number 06759861) whose registered office is at 35-37 Lowlands Road, Harrow, Middlesex HA1 3AW (“Brigantes”); and

(InfraStrata, THE, Ermine, Baron, SWR, Petro, Terrain and Brigantes together being the “JV Parties”).

9.	FIELDFISHER LLP a limited liability partnership (company number OC318472) whose registered office is at Riverbank House, 2 Swan Lane, London EC4R 3TT) (the “Escrow Agent”).

BACKGROUND:

A.	The JV Parties are parties to several farmout agreements (the “Farmout Agreements”), covering inter alia onshore Licence PL1/10 Northern Ireland, and

B.
THE, Ermine, SWR, Petro, Baron and Terrain have each agreed to deposit a sum of money in an Escrow Account (as defined below) in accordance with the provisions of this Agreement as security for the performance of certain obligations under the Farmout Agreements, and

C.
Terrain has already deposited with InfraStrata the sum of £327,445.00 which is to be paid into the Escrow Account by InfraStrata at the same time as the other payments into the Escrow Account referred to in Clause 2.1 are paid into the Escrow Account, and

D.
The JV Parties have agreed to establish the Escrow Account to facilitate a smooth running of the drilling operations with pre-defined cash calls of the escrow funds and provide all parties with comfort that all the funds are in place at the start of operations on site. Cash calls on the Escrow Account are only being intended to replace cash calls under the Joint Operating Agreement until such time as the Escrow Account is fully depleted.

E.	The Escrow Agent has agreed to accept the terms and conditions set out in this Agreement on and subject to which it is to act as Escrow Agent in relation to the Escrow Account.

OPERATIVE PROVISIONS:

1.	Definitions and interpretation

1.1	For the purposes of this Agreement the following terms have the meanings specified:
“Appeal Period”	in the case of a decision of the courts of England and Wales or any other court of competent jurisdiction, the normal permitted time for appeal in relation to such decision in the relevant court.
“Deposit Amount”	the amounts deposited in cleared funds into the Escrow Account under Clause 2;
“Deposit Balance”	the amount from time to time standing to the credit of the Escrow Account (but only in so far as it is used for the holding of funds provided or credited to such account under this Agreement).
“Draft AFE”	the draft Authority for Expenditure for the Well dated 18th May 2015 in the amount of £4,277,397.

“Escrow Account”
the account of the Escrow Agent with account details:
Bank:                         Lloyds Bank Plc
Branch:                      Fenchurch Street
Address:                   72 Fenchurch Street, London EC3P 3EH
Sort code:                 30-93-23
Swift code:                LOYDGB2L
Account                    Number:00919510
BIC code:                  LOYDGB21009
IBAN:                        GB73 LOYD 3093 2300 9195 10
Account name:         Fieldfisher  LLP Client Account
but only in so far as it is used for the holding of funds provided or credited to such account under this Agreement.

“Escrow Bank”	Lloyds Bank Plc.
“Escrow Close Date”	has the meaning given to it in Clause 3.1.
“Joint Operating Agreement”	means the joint operating agreement dated 28th October 2011 which upon completion under the various Farmout Agreements is to be novated to be between the JV Parties.
“Longstop Date”	means 31st August 2016.
“Milestone Table”	means the table of payments in Schedule 2 Part I;
“PL1/10 Consent”
means consent, from Senior Officer of the Northern Ireland Department of Enterprise, Trade and Development responsible for Petroleum Licensing or any other person being at the time in question responsible for carrying out the functions at present carried out by such senior officer, to assign the various PL1/10 interests to THE, Ermine, Baron, SWR, Petro and Terrain; notice of the receipt of which, InfraStrata shall give to all the JV Parties.

“Well”	the exploration well called ‘Woodburn Forest-1’ in Licence PL1/10 located in the Larne-Lough Neagh Basin.
“Wellcosts Incurred”	the costs of the Well already incurred and paid by InfraStrata with funds advanced by itself, Brigantes and Terrain.
“Working Day”	any day other than Christmas Day, Good Friday, a Saturday, Sunday or bank holiday in England and any day on which banks in London are closed for business.

1.2	Words importing one gender include all other genders and words importing the singular include the plural and vice versa.

1.3	The clause and paragraph headings do not form part of this Agreement and are not to be taken into account in its construction and interpretation.

1.4	A reference to writing or written includes faxes but not email.

2.	Establishment of the Escrow Account

2.1
Each of InfraStrata, Terrain, THE, Ermine, Baron, SWR and Petro shall deposit the sum set out opposite their name in the table in Schedule 3 (column “Payable into the Escrow Account”) into the Escrow Account prior to the close of banking in London on 19th January 2016.

2.2
InfraStrata, Terrain, THE, Ermine, Baron, SWR and Petro hereby each indemnifies each of InfraStrata, Brigantes, Terrain, THE, Ermine, Baron, SWR and Petro  against any and all damage, both direct and consequential, which is caused by its failure to make the deposit required by Clause 2.1 above including the failure of the Escrow Account to come into full force and effect in accordance with Clause 4.1.

2.3	The JV Parties agree as between themselves that as soon as all of InfraStrata, Terrain, THE, Ermine, Baron, SWR and Petro have made the deposits into the Escrow Account prescribed in Clause 2.1:

(a)	the payment out of the Escrow Account through the operation of Clause 4.2(a) shall be made out of the funds contributed by each JV Party to the Escrow Account, and

(b)
in so far as part of wellcosts in respect of the Well have been incurred and are repayable to Brigantes, these have been or will be accounted for between Brigantes and InfraStrata outside this agreement and accordingly the attribution in sub clause (a) above has its approval, and

(c)
in so far as £80,127 of the wellcosts in respect of the Well has already been reimbursed to InfraStrata by Terrain, this will be netted off and has been deducted both from the sum to be paid into the Escrow Account by Terrain and from the sum to be  paid out as part of the payments under Clause 4.2(a), which netting off has been approved by the JV Parties.

2.4
Subject to the terms of this Agreement the Escrow Agent agrees to operate the Escrow Account in accordance with the terms set out in this Agreement, and in particular to account to each of the JV Parties for money due to any of them from the Escrow Account in accordance with notices issued under this Agreement or as instructed by any court order.

2.5
In the event that the Escrow Bank becomes insolvent, enters into liquidation, administration, administrative receivership or suffers any analogous event in the jurisdiction in which the Escrow Bank is located then the Escrow Agent shall be fully released from its responsibilities and obligations under this Agreement.

3.	Duration of Escrow Account

3.1	The Escrow Account is to be maintained in accordance with the terms of this Agreement until whichever is the earlier of:

(a)
depletion of the Escrow Account to a zero credit balance pursuant to the receipt of a certified instruction notice pursuant to Clause 4.2 or a joint instruction notice pursuant to Clause 4.3 to pay out the balance standing to the credit of such account or any payment which the Escrow Agent is entitled to make out of the Deposit Balance under Clauses 5 and 6 of this Agreement; or

(b)	the Longstop Date,

(the “Escrow Close Date”).

3.2
Subject to Clause 3.3, on the Escrow Close Date, the Escrow Agent shall repay the Deposit Balance (less any amount to be paid out in accordance with Clauses 4.2 and 4.3 and any fees, expenses or other amounts which the Escrow Agent is entitled under Clauses 5 and 6 of this Agreement to deduct from the Deposit Balance) to THE, Ermine, Baron, SWR, Petro and Terrain pro rata in the percentages set out in the table in Schedule 3 (column “Paying of Well %”).

3.3
In the event of the Escrow Agent having been notified (including having been provided with a copy of the relevant claim form as duly sealed by the court) of proceedings having been lodged at court in accordance with Clause 9, the Escrow Agent shall be entitled to pay the Deposit Balance, if any, into the account of a court of competent jurisdiction on the terms determined by an order of such court.

3.4
On the occurrence of either of the events referred to in Clauses 3.2 and 3.3, the Escrow Agent shall cease to be the Escrow Agent under this Agreement which shall come to an end, subject to Clause 8, and no party shall have any further liability under this Agreement.

4.	Operation of Account

4.1	In the event that the following conditions are not fully satisfied on or before 4th February 2016:

(a)	the full amounts referred to in Clause 2.1 having been deposited in the Escrow Account; and

(b)	InfraStrata is, as far as its is aware, in receipt of all the necessary permits, consents or authorisations which are required for the commencement of drilling operations for the Well; and

(c)	InfraStrata obtaining permission from the requisite governmental authority(ies) to commence and/or complete drilling the Well after 4th March 2016; and

(d)	an order having been placed by InfraStrata for the long-lead items for drilling the Well; and

(e)	a contract having been executed by InfraStrata for the construction of the Well site, such site to begin construction no later than 24th February 2016,

then, the JV Parties agree to issue a joint instruction notice under this Clause 4 to instruct the Escrow Agent to:

(i)
(where the condition referred to in Clause 4.1(a) has not been satisfied) to return all deposited funds to the parties depositing the same in the amount deposited by each party under Clause 2.1 and as set out in the table in Schedule 3 (column “Payable Into the Escrow Account”): or

(ii)
(where the condition referred to in Clause 4.1(a) has been satisfied but any of the other conditions have not been satisfied) to return to the JV Parties the sum which each paid into the Escrow Account (table in Schedule 3 - column “Payable into the Escrow Account”), less:

(A)
all irrecoverable expenses (other than administrative costs) incurred or irrevocably committed by InfraStrata in endeavouring to fulfil the above conditions (a) to (e) inclusive acting as a reasonable and prudent operator; and

(B)	the fixed escrow fee referred to in Clause 6.1

with each JV Party bearing a proportion of such expenses and fee equal to the percentage set opposite its name in the table in Schedule 3 (column ““Paying of Well %”) and InfraStrata receiving its share of funds via the operation of Clause 4.2(a)(ii).

For the avoidance of doubt the Escrow Agent:

(A)          shall not make any payment out of the Escrow Account for the purposes of this Clause 4.1 unless it has received a joint instruction notice given for the purposes of this Clause 4.1; and

(B)          shall not be required to assess whether such notice complies with the provisions of this Clause 4.1.

4.2	To the extent that the Escrow Agent believes in good faith that it is lawful to do so, the Escrow Agent shall apply the amounts standing to the credit of the Escrow Account:

(a)
as soon as all the payments into the Escrow Account referred to in Clause 2.1 have been received, and without further authority, by payment to InfraStrata of £656,414.00 (which the JV Parties agree as between themselves represents the costs of the Well expended by InfraStrata to 31 August 2015 of £400,631 less £80,127 already paid to InfraStrata by Terrain plus the £335,910.00 Week 1 payment in the Milestone Table); Provided that:

(i)
for the purpose of apportioning the reimbursement of the costs of the Well expended by InfraStrata to 31 August 2015 of £400,361 between the JV Parties, the £80,127.00 paid direct by Terrain to InfraStrata shall be ignored and the balance of £320,234 shall be apportioned to the JV Parties (excluding Terrain) pro rata to the percentages set opposite their respective names in the table in Schedule 3 (column ““Paying of Well %”)., and

(ii)
in the event that the provisions of clause 4.1(ii) require to be applied then InfraStrata shall return the sum received by it pursuant to this sub-clause (a) into the Escrow Account, but shall be entitled to net off the £327,445 which it had paid into the Escrow Account, the irrecoverable expenses borne by it referred to in Clause 4.1(ii)(A) and the fixed escrow fee referred to in Clause 6.1;

(b)	as directed by a certified instruction notice actually received by the Escrow Agent in the form annexed to this Agreement at Schedule 2 Part I and issued in accordance with Clause 4.3; or

(c)	as directed by a joint instruction notice actually received by the Escrow Agent in the form annexed to this Agreement at Schedule 2 Part II and issued in accordance with Clause 4.4; or

(d)
as directed by an order of an English court (provided that no such funds shall be released unless there is submitted to the Escrow Agent by one of the JV Parties a certified copy of the relevant court order together with written confirmation that the normal permitted time for appeal has expired and no notice of appeal has been lodged with the court).

4.3	For the purposes of Clause 4.2, a certified instruction notice shall:

(a)
specify the sum(s) to be paid from the Escrow Account (which shall not exceed the then current Deposit Balance) and the bank account(s) (which must be sterling accounts held within the UK) of the beneficiary/beneficiaries to whom the sum(s) should be paid; and

(b)	be signed by:

(i)	one of the signatories for InfraStrata; and

(ii)
signatories of other JV Parties representing in aggregate not less than 33 1/3% of the percentages set out in the table in Schedule 3 (column “Paying of Well %), (excluding the percentage set out in the "Total" row of the table), for each of whom specimen signatures are set out in Schedule 1.

(c)	where in the form set out in Schedule 2 Part I specify the Milestone reached.

4.4	For the purposes of Clause 4.2, a joint instruction notice shall:

(a)
specify the sum(s) to be paid from the Escrow Account (which shall not exceed the then current Deposit Balance) and the bank account(s) (which must be sterling accounts held within the UK) of the beneficiary/beneficiaries to whom the sum(s) should be paid; and

(b)	be signed by:

(i)	one of the signatories for InfraStrata; and

(ii)
signatories of other JV Parties representing in aggregate not less than 33 1/3% of the percentages set out in the table in Schedule 3 (column “Paying of Well %), (excluding the percentage set out in the "Total" row of the table), for each of whom specimen signatures are set out in Schedule 1.

4.5
In the event that the sum specified in the notice in accordance with Clause 4.3 or 4.4 exceeds the then current Deposit Balance (after the deduction of any fees, expenses or other amounts which the Escrow Agent is entitled under this Agreement to deduct from the Deposit Balance) then the Escrow Agent’s obligation to make payment shall be to make payment of the Deposit Balance (after such deductions) only (with any reduction in the payments being applied pro rata across any payments the subject of the relevant notice).

4.6
Receipt by the Escrow Agent of the notice referred to in Clause 4.1, 4.2(b) or 4.2(c) or a court order as referred to in Clause 4.2(d) above will be conclusive evidence that the Escrow Agent is entitled to make or withhold (as the case may be) the payments referred to in this Clause 4 without further enquiry into the justification for the demand.

4.7
The Escrow Agent shall on receipt of an instruction issued in accordance with Clauses 4.2 and 4.3 promptly give such instructions as are required for the Escrow Bank to make payment from the Escrow Account in the amount required pursuant to such instruction.

4.8
The Escrow Agent shall where it is in receipt of such information, issue or cause to be issued as soon as reasonably practicable thereafter to the JV Parties a statement upon deposit to or payment or withdrawal from the Escrow Account identifying the amount of such deposit, payment or withdrawal and the resulting Deposit Balance so adjusted.

4.9
If the Escrow Agent receives conflicting notices, demands or instructions or for any other reason is unable to determine which person is entitled to receive any part of the sums standing to the credit of the Escrow Account, the Escrow Agent may elect by written notice to the JV Parties to refuse to make any payment from the Escrow Account until either:

(a)	unambiguous joint written instructions or certified written instructions are provided in accordance with this Clause 4; or

(b)	directed by a final order of a court of competent jurisdiction in respect of which the Appeal Period has elapsed,

in which case the Escrow Agent shall deal with the relevant matter in accordance with those instructions/directions as per this Clause 4.

4.10	A payment instruction given for the purposes of this Clause 4, can be in counterparts with each counterpart in like form and signed by one of the relevant signatories.

5.	Adjustments to the Deposit Amount

5.1	The Escrow Agent shall be authorised to make withdrawals from and payments out of sums standing to the credit of the Escrow Account from time to time as follows:

(a)
(to the extent that the Escrow Agent is under a legal obligation to account to HM Revenue & Customs for the same) to pay to HM Revenue & Customs any tax payable on, or withholding tax in respect of, interest credited to the Escrow Account;

(b)	to pay any bank charges or other fees, costs, disbursements and expenses incurred in the operation or termination of the Escrow Account; and

(c)	to pay their respective costs and expenses pursuant to Clause 6 below, and any amount owing to them in respect of the indemnity in Clause 8.

6.	Costs and expenses

6.1
The Escrow Agent shall receive a fixed fee of £3,850 plus VAT in respect of the establishment of the Escrow Account. Further the Escrow Agent shall be entitled to be paid reasonable professional fees to be charged by them from time to time for work in connection with the operation and termination of the Escrow Account, such amount to be calculated on the basis of time spent by the Escrow Agent (plus VAT and disbursements charged for at cost) using the following rates:

(a)	Partner £445

(b)	Senior associate (4 years and above PQE) £355

(c)	Solicitor £270

(d)	Trainee £145

6.2
InfraStrata shall be primarily responsible for the fees, VAT and expenses of the Escrow Agent referred to in Clause 6.1 and shall be entitled to recharge them via the operation of the Joint Operating Agreement.  Such costs which may be recharged shall include £3,850 plus VAT in respect of the establishment of the escrow account.

6.3
Any fees and expenses referred to in Clause 6.1 payable to the Escrow Agent and which are not paid on the due date shall be deducted from and/or paid out of any payment to be paid from the Escrow Account without any further authority being required by the Escrow Agent.

7.	Interest

7.1	The Escrow Agent shall credit the Escrow Account with interest accrued on the Escrow Balance at the rates from time to time required by the Law Society of England and Wales.

7.2	The Escrow Agent shall not be under any obligation to maximise the amount of interest or other amounts earned on all or any part of the sums standing to the credit of the Escrow Account.

8.	Indemnity

8.1	Each of the JV Parties hereby agree jointly and severally:

(a)
that the Escrow Agent shall not be liable for any mistake of fact, error of judgment or act or omission of any kind nor if it acts in good faith in considering any document, signature or any endorsement on any document to be genuine and correct and to have been signed by a proper person or persons even if any such document or the signature or any endorsement on any such document should prove to be invalid, unauthorised, fraudulent or forged; and

(b)
to indemnify, keep indemnified and hold harmless the Escrow Agent against and in respect of all demands, claims, liabilities, losses, costs and expenses whatsoever (including all legal and other costs, charges and expenses and bank charges or fees) the Escrow Agent may each incur or sustain or suffer in connection with, in relation to or arising out of the performance of its obligations under this Agreement or otherwise howsoever relating or pursuant to this Agreement, or enforcing or attempting to enforce the JV Parties' rights arising in relation to or out of this Agreement or any act or omission in relation to or pursuant to this Agreement; and

(c)
the Escrow Agent shall have no liability for negligence in relation to the performance or non-performance of its obligations in relation to this Agreement save to the extent that the amount of such liability does not exceed the fees (excluding VAT and disbursements) charged by the Escrow Agent and referred to in Clause 6.1 (or if greater such greater amount as may from time to time be required by the Law Society in England and Wales), provided that this indemnity shall not apply to demands, claims, liabilities, losses, costs and expenses arising from any fraudulent or bad faith act or omission of the Escrow Agent.

8.2	The indemnity in Clause 8.1 shall survive the cancellation or termination of this Agreement and the resignation or termination of the appointment of the Escrow Agent for whatever reason.

9.	Dispute Resolution

This Agreement is governed by and shall be construed in accordance with English law. Each party submits to the exclusive jurisdiction of the English courts for all purposes relating to and in connection with this Agreement or its subject matter, and irrevocably waives any right that it may have to object to an action being brought in those courts, to claim that the action has been brought in an inconvenient forum, or to claim that those courts do not have jurisdiction.

10.	Notices

10.1	A notice given under this Agreement is to be in writing and may be served:

(a)	personally; or

(b)	by recorded delivery.

10.2	The parties' addresses for service shall be the addresses set out below:

(a)	InfraStrata: Address: Blackstable House, Longridge, Sheepscombe, Stroud, Gloucestershire, GL6 7QX For the attention of: Walter Roberts

(b)	THE: Address: Tudor Hall, Llwyndafydd, Llandysul, Ceredigion, Wales, SA44 6BZ For the attention of: Phillip Slater

(c)	Ermine: Address: No3 Hadlow Castle, Hadlow, Kent, TN11 0EG For the attention of: Matthew Hawthorn

(d)	Baron: Address: Finsgate, 5-7 Cranwood Street, London, EC1V 9EE For the attention of: Bill Colvin

(e)	SWR: Address: c/o Ardent Oil Limited, 150 Borough High Street, London SE1 1LB For the attention of: Bob Moore

(f)	Petro Address: c/o Ardent Oil Limited, 150 Borough High Street, London SE1 1LB For the attention of: Bob Moore

(g)	Terrain: Address: 104 Park Street, London W1K 6NF For the attention of: Eric King

(h)	Brigantes Address: Burnside House, Church Road, Paddock Wood, Tonbridge, Kent, TN12 6HG For the attention of: Malcolm Butler

(i)	Escrow Agent: Address: Riverbank House, 2 Swan Lane, London EC4R 3TT For the attention of: David Wilkinson or such other address for service as the relevant party may have notified to the other for the purposes of and in accordance with this Agreement.

10.3
Notices served on any of the JV Parties shall be effective on delivery (if delivered personally) or two Working Days after posting (if sent by recorded first class delivery post - postage pre paid).  Notices served on the Escrow Agent shall only be effective on actual receipt by the Escrow Agent.

10.4	Notices and instructions shall not be valid if transmitted by fax, telex or email.

10.5	A party is to notify the others in writing within 5 Working Days of a change of address for service.

11.	Third Party Rights

11.1
Save as set out in Clauses 11.2 and 12, a person who is not a party to this Agreement has no right under the Contract (Rights of Third Parties) Act 1999 to enforce any term of this Agreement but this does not affect any right or remedy of a third party which exists or is available apart from that Act and the benefit of this Agreement is not assignable by any party.

11.2
If any person who is not a party to this Agreement shall become a party to the Joint Operating Agreement, then such person shall be entitled to enforce the terms of this Agreement as if it were a party to this Agreement subject to such person entering into a deed of adherence to this Agreement in such form as the other parties to this Agreement may reasonably require.

12.	Partner's etc of the Escrow Agent

The JV Parties agree that their relationship is solely with the Escrow Agent as the entity contracting under this Agreement and that they will not bring any claim or proceedings of any nature in any way in respect of this Agreement, or any act or omission under it, against any individual partner, member, consultant or employee of the Escrow Agent.  Any claims in respect of the acts or omissions of the Escrow Agent shall be brought only against the Escrow Agent.  Any partner, member, consultant or employee of the Escrow Agent may enforce the terms of this paragraph under the Contracts (Rights of Third Parties) Act 1999.

13.	Miscellaneous

The JV Parties declare that the instructions given to the Escrow Agent in or pursuant to this Agreement are irrevocable.

14.	Counterparts

This Agreement may be executed in any number of counterparts and by the different parties on separate counterparts, but shall not take effect until each party has executed and delivered at least one counterpart. Each counterpart when executed and delivered shall constitute an original, but all the counterparts shall together constitute one and the same instrument.

15.	Entire agreement

This Agreement constitutes the entire agreement and understanding between the parties and supersedes all previous agreements between the parties relating to its subject matter. Each party acknowledges that, in entering into this Agreement, it does not rely on and shall have no right or remedy in respect of any warranty or representation (whether innocently or negligently made) of any person except as expressly set out in this Agreement. Nothing in this Clause, however, shall limit or exclude any liability for fraud in relation to the entering into of this Agreement.

16.	Waiver, variation and severance

(a)
The failure to exercise or delay in exercising a right or remedy provided to a party under this Agreement shall not constitute a waiver of that right or remedy, and no waiver by a party of any breach of this Agreement shall constitute a waiver of any subsequent breach of the same or any other provision. Each right or remedy of a party under this Agreement is without prejudice to any other right or remedy of that party under this Agreement or at law.

(b)	No purported amendment or variation of this Agreement or any provision of this Agreement shall be effective unless it is in writing and duly executed by or on behalf of each of the parties.

(c)
If any provision of this Agreement is or becomes, or is declared by any competent court or body to be, illegal, invalid or unenforceable this shall not affect or impair the legality, validity or enforceability of the remaining provisions of this Agreement.

17.	Assignment

The rights, benefits and obligations of the parties under this Agreement may not be assigned, transferred, charged, encumbered, made the subject of a trust or otherwise disposed of in whole or in part (nor shall any party enter into any commitment or agreement to do any of the above) without the previous written consent of the other parties.

18.	Costs and expenses

Subject to Clause 6, each party shall pay its own costs and expenses in relation to the negotiation, preparation, execution and performance of this Agreement and the transactions contemplated by this Agreement (save that the costs and expenses of the Escrow Agent shall be met by InfraStrata).

19.	Governing Law

This Agreement shall be governed by and construed in accordance with the laws of England.

IN WITNESS whereof this Agreement has been signed by the parties the day and year first above written.

Schedule 1

Details of Signatories:

InfraStrata's Authorised Signatories
Name	Status	Will Sign
Andrew Hindle	CEO
Stewart McGarrity	CFO

THE's Authorised Signatories
Name	Status	Will Sign
Philip Slater	Managing Director
Alan Gracie	Financial Director

Ermine's Authorised Signatories
Name	Status	Will Sign
Matthew Hawthorn	Director
Malcolm Butler	Director

Baron's Authorised Signatories
Name	Status	Will Sign
William Colvin	Director
Malcolm Butler	Director

SWR's Authorised Signatories
Name	Status	Will Sign
Jonathan Rudney	Director
Bob Moore	Director

Petro's Authorised Signatories
Name	Status	Will Sign
Scot Cohen	Director
Bob Moore	Director

Terrain's Authorised Signatories
Name	Status	Will Sign
Eric King	Director
John Glencross	Director

Schedule 2 Part I

Form of Certified instruction Notice

To:           Fieldfisher LLP
Riverbank House
2 Swan Lane
London EC4R 3TT
(For the attention of: David Wilkinson)

Dated: [     ●     ] 201[●]

Dear Sirs

We refer to the Escrow Account established pursuant to the terms of the escrow agreement entered into between (1) InfraStrata plc (2) Tudor Hall Energy Limited, (3) Ermine Resources Limited (4) Baron Oil Plc (5) Southwestern Resources Ltd (6) Petro River UK  Limited (7) Terrain Energy Limited, (8) Brigantes Energy Limited and (9) Fieldfisher LLP dated ……………………… 2015 (the “Escrow Agreement”). Words and expressions used in the Escrow Agreement shall have the same meanings in this letter.

We certify that:

(a)	the Milestone [●] described in the table in Schedule 2 Part I of the Escrow Agreement (“Milestone Table”) has been reached;

(b)	the sum(s) instructed to be paid out in paragraph(s) [●] below are in accordance with the Milestone Table;

(c)	a copy of this Certified Instruction Notice is being delivered to the JV Parties that are not signing a counterpart of this notice at the same time as it is issued to you.

We irrevocably instruct you, subject to the terms of the Escrow Agreement, to:

1.	[pay _____________, out of the sums currently standing to the credit of the Escrow Account the sum of £[ ● ] to the following account:

Bank:
Bank Address:
Sort Code:
Account Number:
Account name:]

2.	[pay _____________, out of the sums currently standing to the credit of the Escrow Account the sum of £[ ● ] to the following account:

Bank:
Bank Address:
Sort Code:
Account Number:
Account name:]

3.	[pay _____________ the balance standing to the credit of the Escrow Account to the following account:

Bank:
Bank Address:
Sort Code:
Account Number:
Account name:]

[Delete as applicable]

Yours faithfully

[Delete signature blocks as appropriate]
For and on behalf of InfraStrata plc	For and on behalf of Brigantes Energy Limited
For and on behalf of Tudor Hall Energy Limited	For and on behalf of Ermine Resources Limited
For and on behalf of Baron Oil Plc	For and on behalf of Southwestern Resources Ltd
For and on behalf of Petro River UK Limited	For and on behalf of Terrain Energy Limited

Milestone Table
Milestone	Amount	Basis
Week 1 following funds in escrow for site construction and long lead contracts	£335,910	DRAFT AFE
Start of site construction	£459,268	DRAFT AFE
Spud of well (week 1 drilling)	£722,326	DRAFT AFE
Week 2 drilling	£328,129	DRAFT AFE
Week 3 drilling	£374,558	DRAFT AFE
Week 4 drilling	£374,533	DRAFT AFE
Week 5 drilling	£524,096	DRAFT AFE
Commencement of demobilisation	£remainder	ADJUSTED TO FINAL ANTICIPATED EXPENDITURE

Notes:

Anything left in escrow refunded.

Any overruns to be cash-called as normal under the JOA

Schedule 2 Part II

Form of Joint instruction Notice

To:           Fieldfisher LLP
Riverbank House
2 Swan Lane
London EC4R 3TT
(For the attention of: David Wilkinson)

Dated: [     ●     ] 201[●]

Dear Sirs
We refer to the Escrow Account established pursuant to the terms of the escrow agreement entered into between (1) InfraStrata plc (2) Tudor Hall Energy Limited, (3) Ermine Resources Limited (4) Baron Oil Plc (5) Southwestern Resources Ltd (6) Petro River UK  Limited (7) Terrain Energy Limited, (8) Brigantes Energy Limited and (9) Fieldfisher LLP dated ……………………… 2015 (the “Escrow Agreement”). Words and expressions used in the Escrow Agreement shall have the same meanings in this letter.

We irrevocably instruct you, subject to the terms of the Escrow Agreement, to:

1.	[pay _____________, out of the sums currently standing to the credit of the Escrow Account the sum of £[ ● ] to the following account:

Bank:
Bank Address:
Sort Code:
Account Number:
Account name:]

2.	[pay _____________,out of the sums currently standing to the credit of the Escrow Account the sum of £[ ● ] to the following account:

Bank:
Bank Address:
Sort Code:
Account Number:
Account name:]

3.	[pay _____________ the balance standing to the credit of the Escrow Account to the following account:

Bank:
Bank Address:
Sort Code:
Account Number:
Account name:]

[Delete as applicable]

Yours faithfully

[Delete signature blocks as applicable]

………………………………….

For and on behalf of InfraStrata plc

………………………………….

For and on behalf of Brigantes Energy Limited

………………………………….

For and on behalf of Tudor Hall Energy Limited

………………………………….

For and on behalf of Ermine Resources Limited

………………………………….

For and on behalf of Baron Oil Plc

………………………………….

For and on behalf of Southwestern Resources Ltd

………………………………….

For and on behalf of Petro River UK Limited

………………………………….

For and on behalf of Terrain Energy Limited

Schedule 3 — Parties and Payments into Escrow Account

Party	Licence Interest %	Paying of Well %	Payable Into the Escrow Account	Wellcosts already paid by Terrain	Final net apportionment of Wellcosts
InfraStrata	20	0	£327,445.00		£0
Brigantes	10	0	£0.00		£0
Terrain	10	20	£447,907.40	£80,127.00	£855,479.40
THE	10	13 1/3	£570,319.60		£570,319.60
Ermine	15	20	£855,479.40		£855,479.40
Baron	10	13 1/3	£570,319.60		£570,319.60
SWR	16	21 1/3	£912,511.36		£912,511.36
Petro	9	12	£513,287.64		£513,287.64
TOTAL	100%	100%	£4,197,270.00	£80,127.00	£4,277,397.00

SIGNED by Stewart McGarrity for and on behalf of INFRASTRATA PLC:

 /s/ Steward McGarrity
 Signature of director

SIGNED by Phillip Slater for and on behalf of TUDOR HALL ENERGY LIMITED:

 /s/ Phillip Slater
 Signature of director

SIGNED by Matthew Hawthorn for and on behalf of ERMINE RESOURCES LIMITED

 /s/ Matthew Hawthorn
 Signature of director

SIGNED by William Colvin for and on behalf of BARON OIL PLC

 /s/ William Colvin
 Signature of director

SIGNED by Jonathan B. Rudney for and on behalf of SOUTHWESTERN RESOURCES LTD:

 /s/ Jonathan B. Rudney
 Signature of director

SIGNED by Scot Cohen for and on behalf of PETRO RIVER UK LIMITED

 /s/ Scot Cohen
 Signature of director

SIGNED by Eric A. E. King for and on behalf of TERRAIN ENERGY LIMITED

 /s/ Eric A. E. King
 Signature of director

SIGNED by Malcolm Butler for and on behalf of BRIGANTES ENERGY LIMITED

 /s/ Malcolm Butler
 Signature of director

SIGNED by David Wilkinson for and on behalf of FIELDFISHER LLP:

 /s/ David Wilkinson
 Signature of Partner